UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2017
Universal Technical Institute, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16220 North Scottsdale Road, Suite 100, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	623-445-9500
Not Applicable
______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 23, 2017, Universal Technical Institute, Inc. (the “Company”) issued a press release announcing that the U.S. Department of Education (“ED”) has completed its review of the Company’s audited financial statements for the year ended September 30, 2016.  As a result of the Company’s improved financial strength and compliance within ED guidelines, the Company will no longer be subjected to Heightened Cash Monitoring 1 restrictions under the Zone Alternative, imposed by ED beginning in October 2016.  A copy of the press release regarding the Amendment is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Technical Institute, Inc.

February 23, 2017	By:	/s/ Chad A. Freed

Name: Chad A. Freed
Title: General Counsel, Executive Vice President of Corporate Development

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Universal Technical Institute, Inc., dated February 23, 2017